INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                             NOTES TO ILLUSTRATIONS

The following illustrations of death benefits, policy account values, and cash surrender values are designed to show you how the performance of the investment funds available with Incentive Life could affect the cash surrender value and death benefit. These illustrations use hypothetical investment return assumptions, and are not intended as estimates of future performance of any investment fund. You may request an illustration that assumes a hypothetical gross investment return ranging from 6.01% to 12.00%. Equitable is not able to predict the future performance of the investment funds.

Illustrations based on assumed constant rates of return do not show the fluctuations in the death benefit, policy account value, and cash surrender value that can occur with an actual policy. Since the values of the investment funds vary up and down, variable life insurance benefits will also vary.

                                   ASSUMPTIONS

The illustration assumes that the amounts that you allocate to the investment funds experience hypothetical gross rates of investment return equivalent to 0.00%, 6.00%, and a specified rate of 10.00%.

Premiums are assumed to be paid at the beginning of the payment period. Policy values, death benefits, and ages shown are as of the end of the policy year and reflect the effect of all loans and withdrawals. The death benefit, policy account, and cash surrender value will differ if premiums are paid in different amounts, frequencies, or not on the due date. Premiums minus a premium charge are added to the policy account. A monthly administrative charge is deducted from the Policy Account in all years.

'ASSUMING CURRENT CHARGES': This illustration is based upon the 'current charges' as declared by The Equitable Life Assurance Society's Board of Directors, and apply to policies issued as of the preparation date shown below. 'Current charges' are not guaranteed and may be changed at the discretion of the Board of Directors. A customer loyalty credit will be credited towards the monthly deduction from the Policy Account starting in year 7. This credit is not guaranteed.

'BLENDED CHARGES': Are based upon a blend of the current and the guaranteed maximum mortality charges, all other current charges, and the assumed hypothetical gross annual investment return indicated.

'ASSUMING GUARANTEED CHARGES': This illustration uses the guaranteed maximum mortality charges, administrative charges, charges for mortality and expense risk, premium charge, and the assumed hypothetical gross annual investment return. The premium charge may be raised if changes in the tax law increase our expenses.

'NET LOANS/REPAYM'TS/WITHDRAWALS': Columns reflect any loans, loan repayments, and/or partial withdrawals that have been requested.

'NET RATES OF RETURN': (Shown in parentheses) take into consideration an assumed daily charge to the Separate Account equivalent to an annual charge of .5991% for investment advisory services (management fee), .3058% for other estimated Trust expenses (including 12b1 fees), plus the daily charge for mortality and expense risks. The actual charge for advisory services varies with the investment fund selected, and currently ranges from .3137% to 1.15%. The actual charge for Trust expenses varies with the investment fund selected, and currently ranges from .2767% to .60%. The charge for mortality and expense risks is equivalent to a current annual charge of .60%, and is guaranteed not to exceed .90%. The illustration also reflects that no charge is currently made to the Separate Account for Federal income taxes.

                            IMPORTANT TAX INFORMATION

Tax law rules limit the overall amount of premiums that can be paid into a policy which qualifies as life insurance. In addition, certain levels of premium payments into any life insurance policy, as well as certain policy changes, may cause your policy to be classified as a 'modified endowment contract', or MEC. A MEC classification affects the tax status of any distributions taken from the policy. Distributions taken from a MEC policy (loans or partial withdrawals) will first be taxed as ordinary income (on the gain portion only). If the policy owner is under age 59 1/2, a 10% penalty tax will also generally be imposed by the IRS on the taxable amount received. See the tax section of your prospectus for further important tax information.

Under current Federal tax rules you generally may take income tax-free partial withdrawals under a life insurance policy which is not a modified endowment contract up to your basis in the contract. Additional amounts are includible in income. In certain cases during the first fifteen years of a policy, a partial withdrawal my be taxable to the extent there is gain in the policy. Loans taken will be free of current income tax as long as the policy remains in effect until the insured's death, does not lapse or mature, and is not a modified endowment contract. This assumes the loan will eventually be satisfied from income tax-free death proceeds. Loans and withdrawals reduce the policy's cash value and death benefit and increase the chance that the policy may lapse. If the policy lapses, matures, is surrendered or becomes a modified endowment, the loan balance at such time would generally be viewed as distributed and taxable under the general rules for distributions of policy cash values.

   BASED ON OUR UNDERSTANDING OF THE CURRENT TAX LAWS, THE POLICY ILLUSTRATED
                HERE IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC).


A policy may terminate due to insufficient premiums and/or poor investment performance. A policy may also terminate due to insufficient premiums and/or poor investment performance. This policy provides a No Lapse Guarantee and a Death Benefit Guarantee under certain conditions.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                  INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: JOE CLIENT

                           ASSUMING GUARANTEED CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.78% NET)             6.00% (4.12% NET)           10.00% (8.05% NET)
END    A               NET LOANS/     NET       NET       NET       NET       NET       NET      NET        NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/   POLICY   CASH SURR   DEATH    POLICY   CASH SURR   DEATH   POLICY    CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS   ACCOUNT    VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT  ACCOUNT     VALUE     BENEFIT
 --    -    --------   ----------   -------    -----    -------   -------    -----    -------  -------     -----     -------

   1  41      1,942             0     1,219       152   150,000     1,308      242    150,000     1,368        301   150,000
   2  42      1,942             0     2,512     1,445   150,000     2,769    1,703    150,000     2,947      1,881   150,000
   3  43      1,942             0     3,759     2,692   150,000     4,268    3,201    150,000     4,631      3,564   150,000
   4  44      1,942             0     4,957     3,890   150,000     5,801    4,734    150,000     6,423      5,356   150,000
   5  45      1,942             0     6,107     5,041   150,000     7,371    6,304    150,000     8,333      7,267   150,000

   6  46      1,942             0     7,205     6,138   150,000     8,975    7,908    150,000    10,368      9,301   150,000
   7  47      1,942             0     8,249     7,183   150,000    10,612    9,545    150,000    12,534     11,468   150,000
   8  48      1,942             0     9,239     8,172   150,000    12,281   11,215    150,000    14,843     13,776   150,000
   9  49      1,942             0    10,171     9,256   150,000    13,983   13,069    150,000    17,304     16,389   150,000
  10  50      1,942             0    11,042    10,280   150,000    15,715   14,953    150,000    19,926     19,164   150,000

  11  51      1,942             0    11,851    11,241   150,000    17,474   16,865    150,000    22,721     22,112   150,000
  12  52      1,942             0    12,588    12,131   150,000    19,256   18,799    150,000    25,699     25,242   150,000
  13  53      1,942             0    13,248    12,943   150,000    21,054   20,749    150,000    28,869     28,564   150,000
  14  54      1,942             0    13,823    13,671   150,000    22,863   22,710    150,000    32,243     32,090   150,000
  15  55      1,942             0    14,302    14,302   150,000    24,672   24,672    150,000    35,831     35,831   150,000

  16  56      1,942             0    14,678    14,678   150,000    26,477   26,477    150,000    39,651     39,651   150,000
  17  57      1,942             0    14,941    14,941   150,000    28,268   28,268    150,000    43,719     43,719   150,000
  18  58      1,942             0    15,086    15,086   150,000    30,043   30,043    150,000    48,058     48,058   150,000
  19  59      1,942             0    15,104    15,104   150,000    31,794   31,794    150,000    52,694     52,694   150,000
  20  60      1,942             0    14,980    14,980   150,000    33,510   33,510    150,000    57,651     57,651   150,000

  21  61      1,942             0    14,700    14,700   150,000    35,178   35,178    150,000    62,959     62,959   150,000
  22  62      1,942             0    14,246    14,246   150,000    36,784   36,784    150,000    68,652     68,652   150,000
  23  63      1,942             0    13,590    13,590   150,000    38,307   38,307    150,000    74,768     74,768   150,000
  24  64      1,942             0    12,704    12,704   150,000    39,724   39,724    150,000    81,351     81,351   150,000
  25  65      1,942             0    11,554    11,554   150,000    41,007   41,007    150,000    88,455     88,455   150,000

  26  66      1,942             0    10,105    10,105   150,000    42,131   42,131    150,000    96,151     96,151   150,000
  27  67      1,942             0     8,328     8,328   150,000    43,072   43,072    150,000   104,526    104,526   150,000
  28  68      1,942             0     6,183     6,183   150,000    43,799   43,799    150,000   113,683    113,683   150,000
  29  69      1,942             0     3,630     3,630   150,000    44,283   44,283    150,000   123,751    123,751   150,000
W 30  70      1,942             0       612       612   150,000    44,480   44,480    150,000   134,832    134,832   156,405

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 31.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 41.

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.


                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                  INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: JOE CLIENT

                           ASSUMING GUARANTEED CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.78% NET)             6.00% (4.12% NET)           10.00% (8.05% NET)
END    A               NET LOANS/     NET       NET       NET       NET       NET       NET      NET        NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/   POLICY   CASH SURR   DEATH    POLICY   CASH SURR   DEATH   POLICY    CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS   ACCOUNT    VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT  ACCOUNT     VALUE     BENEFIT
 --    -    --------   ----------   -------    -----    -------   -------    -----    -------  -------     -----     -------

z 31  71      1,942             0                                  44,329   44,329    150,000   146,754    146,754    168,768
E 32  72      1,942             0                                  43,682   43,682    150,000   159,589    159,589    180,335
E 33  73      1,942             0                                  42,564   42,564    150,000   173,450    173,450    192,529
E 34  74      1.942             0                                  40,780   40,780    150,000   188,433    188,433    205,392
E 35  75      1,942             0                                  38,173   38,173    150,000   204,667    204,667    218,994

E 36  76      1,942             0                                  34,578   34,578    150,000   222,314    222,314    233,430
E 37  77      1,942             0                                  29,788   29,788    150,000   241,243    241,243    253,305
E 38  78      1,942             0                                  23,554   23,554    150,000   261,536    261,536    274,612
E 39  79      1,942             0                                  15,564   15,564    150,000   283,276    283,276    297,440
E 40  80      1,942             0                                   5,395    5,395    150,000   306,551    306,551    321,878

z 41  81      1,942             0                                                               331,443    331,443    348,015
E 42  82      1,942             0                                                               358,033    358,033    375,934
E 43  83      1,942             0                                                               386,393    386,393    405,713
E 44  84      1,942             0                                                               416,592    416,592    437,421
E 45  85      1,942             0                                                               448,692    448,692    471,127

E 46  86      1,942             0                                                               482,761    482,761    506,899
E 47  87      1,942             0                                                               518,864    518,864    544,807
E 48  88      1,942             0                                                               557,068    557,068    584,921
E 49  89      1,942             0                                                               597,441    597,441    627,313
E 50  90      1,942             0                                                               640,044    640,044    672,046

E 51  91      1,942             0                                                               684,917    684,917    719,163
E 52  92      1,942             0                                                               732,082    732,082    768,686
E 53  93      1,942             0                                                               781,513    781,513    820,589
E 54  94      1,942             0                                                               833,118    833,118    874,774
E 55  95      1,942             0                                                               886,561    886,561    930,889

E 56  96      1,942             0                                                               941,032    941,032    988,083
E 57  97      1,942             0                                                               999,401    999,401  1,039,377
E 58  98      1,942             0                                                             1,061,198  1,061,198  1,093,034
E 59  99      1,942             0                                                             1,125,693  1,125,693  1,148,207
E 60 100      1,942             0                                                             1,206,014  1,206,014  1,218,074

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 31.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 41.

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.


                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                  INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: JOE CLIENT

                            ASSUMING CURRENT CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.48% NET)             6.00% (4.44% NET)           10.00% (8.38% NET)
END    A               NET LOANS/     NET       NET       NET       NET       NET       NET      NET        NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/   POLICY   CASH SURR   DEATH    POLICY   CASH SURR   DEATH   POLICY    CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS   ACCOUNT    VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT  ACCOUNT     VALUE     BENEFIT
 --    -    --------   ----------   -------    -----    -------   -------    -----    -------  -------     -----     -------

   1  41     1,942              0     1,224       157   150,000     1,313      246    150,000     1,373        306   150,000
   2  42     1,942              0     2,561     1,494   150.000     2,821    1,754    150,000     3,000      1,933   150,000
   3  43     1.942              0     3,855     2,788   150,000     4,372    3,305    150,000     4,740      3,674   150,000
   4  44     1,942              0     5,103     4,037   150,000     5,965    4,898    150,000     6,600      5,533   150,000
   5  45     1,942              0     6,307     5,240   150,000     7,603    6,537    150,000     8,590      7,523   150,000

   6  46     1,942              0     7,461     6,395   150,000     9,284    8,217    150,000    10,717      9,650   150,000
   7  47     1,942              0     8,618     7,551   150,000    11,073   10,007    150,000    13,071     12,004   150,000
   8  48     1,942              0     9,728     8,661   150,000    12,920   11,853    150,000    15,606     14,539   150,000
   9  49     1,942              0    10,789     9,875   150,000    14,824   13,910    150,000    18,337     17,423   150,000
  10  50     1,942              0    11,798    11,036   150,000    16,785   16,023    150,000    21,280     20,518   150,000

  11  51     1,942              0    12,808    12,198   150,000    18,865   18,256    150,000    24,516     23,907   150,000
  12  52     1,942              0    13.755    13,297   150,000    21,003   20,546    150,000    28,006     27,549   150,000
  13  53     1,942              0    14,629    14,324   150,000    23,194   22,890    150,000    31,767     31,462   150,000
  14  54     1,942              0    15,425    15,273   150,000    25,437   25,285    150,000    35,822     35,670   150,000
  15  55     1,942              0    16,130    16,130   150,000    27,724   27,724    150,000    40,194     40,194   150,000

  16  56     1,942              0    16,737    16,737   150,000    30,053   30,053    150,000    44,913     44,913   150,000
  17  57     1,942              0    17,297    17,297   150,000    32,477   32,477    150,000    50,061     50,061   150,000
  18  58     1,942              0    17,809    17,809   150,000    35,001   35,001    150,000    55,682     55,682   150,000
  19  59     1,942              0    18,269    18,269   150,000    37,629   37,629    150,000    61,827     61,827   150,000
  20  60     1,942              0    18,671    18,671   150,000    40,366   40,366    150,000    68,547     68,547   150,000

  21  61     1,942              0    19,072    19,072   150,000    43,267   43,267    150,000    75,942     75,942   150,000
  22  62     1,942              0    19,437    19,437   150,000    46,314   46,314    150,000    84,060     84,060   150.000
  23  63     1,942              0    19,770    19,770   150,000    49,519   49,519    150,000    92,982     92,982   150,000
  24  64     1,942              0    20,069    20,069   150,000    52,894   52,894    150,000   102,791    102,791   150,000
  25  65     1,942              0    20,333    20,333   150,000    56,450   56,450    150,000   113,585    113,585   150,000

W 26  66     1,942              0    20,417    20,417   150,000    60,093   60,093    150,000   125,431    125,431   150,518
  27  67     1,942              0    20,318    20,318   150,000    63,838   63,838    150,000   138,373    138,373   164,664
  28  68     1,942              0    20,036    20,036   150,000    67,703   67,703    150,000   152,428    152,428   179,866
  29  69     1,942              0    19,568    19,568   150,000    71,707   71,707    150,000   167,697    167,697   196,205
  30  70     1,942              0    18,912    18,912   150,000    75,872   75,872    150,000   184,286    184,286   213,772

Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 40.

            This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                  INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: JOE CLIENT

                            ASSUMING CURRENT CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.48% NET)             6.00% (4.44% NET)            10.00% (8.38% NET)
END    A               NET LOANS/     NET       NET       NET       NET       NET       NET       NET        NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/   POLICY   CASH SURR   DEATH    POLICY   CASH SURR   DEATH    POLICY    CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS   ACCOUNT    VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT   ACCOUNT     VALUE     BENEFIT
 --    -    --------   ----------   -------    -----    -------   -------    -----    -------   -------     -----     -------

  31  71      1,942             0    18,065    18,065   150,000     80,221   80,221   150,000    202,315    202,315    232,662
  32  72      1,942             0    17,021    17,021   150,000     84,779   84,779   150,000    221,959    221,959    250,814
  33  73      1.942             0    15,777    15,777   150,000     89,575   89,575   150,000    243,382    243,382    270,154
  34  74      1,942             0    14,325    14,325   150,000     94,641   94,641   150.000    266,765    266,765    290,773
  35  75      1,942             0    12,659    12,659   150,000    100,012  100,012   150,000    292,312    292,312    312,774

  36  76      1,942             0    10,574    10,574   150,000    105,659  105,659   150,000    320,231    320,231    336,243
  37  77      1,942             0     8,015     8,015   150,000    111,626  111,626   150,000    350,575    350,575    368,104
  38  78      1,942             0     4,913     4,913   150,000    117,968  117,968   150,000    383,544    383,544    402,721
  39  79      1,942             0     1,183     1,183   150,000    124,752  124,752   150,000    419,349    419,349    440,317
T 40  80      1,942             0                                  132,064  132,064   150,000    458,221    458,221    481,132

  41  81      1,942             0                                  140,011  140,011   150,000    500,402    500,402    525,422
W 42  82      1,942             0                                  148,609  148,609   156,039    546,157    546,157    573,465
  43  83      1,942             0                                  157,586  157,586   165,465    595,765    595,765    625,554
  44  84      1,942             0                                  166,945  166,945   175,292    649,524    649,524    682,000
  45  85      1,942             0                                  176,697  176,697   185,532    707,751    707,751    743,138

  46  86      1,942             0                                  186,850  186,850   196,193    770,783    770,783    809,323
  47  87      1,942             0                                  197,415  197,415   207,286    838,984    838,984    880,933
  48  88      1,942             0                                  208,400  208,400   218,820    912,737    912,737    958,374
  49  89      1,942             0                                  219,815  219,815   230,805    992,455    992,455  1,042,078
  50  90      1,942             0                                  231,668  231,668   243,252  1,078,579  1,078,579  1,132,508

  51  91      1,942             0                                  243,971  243,971   256,170  1,171,581  1,171,581  1,230,160
  52  92      1,942             0                                  256,734  256,734   269,570  1,271,970  1,271,970  1,335,569
  53  93      1,942             0                                  269,967  269,967   283,465  1,380,290  1,380,290  1,449,304
  54  94      1,942             0                                  283,681  283,681   297,865  1,497,119  1,497,119  1,571,975
  55  95      1,942             0                                  297,887  297,887   312,782  1,623,078  1,623,078  1,704,232

  56  96      1,942             0                                  312,597  312,597   328,227  1,758,830  1,758,830  1,846,772
  57  97      1,942             0                                  328,320  328,320   341,453  1,907,977  1,907,977  1,984,296
  58  98      1,942             0                                  345,188  345,188   355,544  2,072,304  2,072,304  2,134,473
  59  99      1,942             0                                  363,352  363,352   370,619  2,253,875  2,253,875  2,298,952
  60 100      1,942             0                                  380,398  380,398   384,202  2,438,524  2,438,524  2,462,910

Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 40.

            This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                  INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                            APPLICABLE FOOTNOTES PAGE

                            PREPARED FOR: JOE CLIENT

                     FOOTNOTES ARE ILLUSTRATED IN ORDER OF
                 OCCURRENCE FOR EACH YEAR THEY ARE APPLICABLE:
                 ---------------------------------------------

  ASSUMING CURRENT CHARGES                          ASSUMING GUARANTEED CHARGES
  ------------------------                          ---------------------------
  Year 26 - Footnote(s): W.                         Year 30 - Footnote(s): W.
  Year 40 - Footnote(s): T.                         Year 31 - Footnote(s): B, T.
  Year 42 - Footnote(s): W.                         Year 32 - Footnote(s): E.
                                                    Year 33-  Footnote(s): E.
                                                    Year 34 - Footnote(s): E.
                                                    Year 35 - Footnote(s): E.
                                                    Year 36 - Footnote(s): E.
                                                    Year 37 - Footnote(s): E.
                                                    Year 38 - Footnote(s): E.
                                                    Year 39 - Footnote(s): E.
                                                    Year 40 - Footnote(s): E.
                                                    Year 41 - Footnote(s): B, T.
                                                    Year 42 - Footnote(s): E.
                                                    Year 43 - Footnote(s): E.
                                                    Year 44 - Footnote(s): E.
                                                    Year 45 - Footnote(s): E.
                                                    Year 46 - Footnote(s): E.
                                                    Year 47 - Footnote(s): E.
                                                    Year 48 - Footnote(s): E.
                                                    Year 49 - Footnote(s): E.
                                                    Year 50 - Footnote(s): E.
                                                    Year 51 - Footnote(s): E.
                                                    Year 52 - Footnote(s): E.
                                                    Year 53 - Footnote(s): E.
                                                    Year 54 - Footnote(s): E.
                                                    Year 55 - Footnote(s): E.
                                                    Year 56 - Footnote(s): E.
                                                    Year 57 - Footnote(s): E.
                                                    Year 58 - Footnote(s): E.
                                                    Year 59 - Footnote(s): E.
                                                    Year 60 - Footnote(s): E.

EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION:
--------------------------------------------------
E Where zero net cash surrender value is shown, the policy is being kept in force under the Death Benefit Guarantee, No Lapse Guarantee, the Paid Up Death Benefit Guarantee, or the Enhanced Death Benefit Guarantee.

T Based on the assumptions of this illustration, the policy terminates without value. Adverse tax consequences could occur if a policy with loans is surrendered or permitted to terminate. See "Important Tax Information" section on the "Notes to Illustrations" page.

W The policy has gone into corridor. Premiums may be restricted without evidence of insurability. Withdrawals may reduce the death benefit by an amount in excess of the withdrawal amount.

Z     Multiple footnotes are applicable.

Incentive Life is issued by The Equitable Life Assurance Society of the United States (Equitable), and is distributed by EQ Financial Consultants, Inc., New York, NY 10104, a wholly owned subsidiary of Equitable. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated (EQ). AXA, an insurance holding company, is EQ's largest shareholder. Neither EQ nor AXA has responsibility for the insurance obligations of Equitable. Incentive Life is policy form 99-300 in most jurisdictions.

MINIMUM INITIAL PREMIUM:       $287.69    INITIAL GUIDELINE SINGLE:   $26,409.08
PLANNED ANNUAL PREMIUM:      $1,942.45    INITIAL GUIDELINE ANNUAL:    $2,341.18
INITIAL 7-PAY PREMIUM:       $6,678.00    TARGET PREMIUM:              $1,942.45
AGE 70/10YR DEATH BENEFIT                 5 YR NO LAPSE
GUARANTEE PREMIUM:           $1,942.45    GUARANTEE PREMIUM:           $1,133.96

                               FOR DELIVERY IN PA

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                  INCENTIVE LIFE
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234



















Incentive Life is issued by The Equitable Life Assurance Society of the United States (Equitable), and is distributed by EQ Financial Consultants, Inc., New York, NY 10104, a wholly owned subsidiary of Equitable. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated (EQ). AXA, an insurance holding company, is EQ's largest shareholder. Neither EQ nor AXA has responsibility for the insurance obligations of Equitable. Incentive Life is policy form 99-300 in most jurisdictions.

MINIMUM INITIAL PREMIUM:       $287.69    INITIAL GUIDELINE SINGLE:   $26,409.08
PLANNED ANNUAL PREMIUM:      $1,942.45    INITIAL GUIDELINE ANNUAL:    $2,341.18
INITIAL 7-PAY PREMIUM:       $6,678.00    TARGET PREMIUM:              $1,942.45
AGE 70/10YR DEATH BENEFIT                 5 YR NO LAPSE
GUARANTEE PREMIUM:           $1,942.45    GUARANTEE PREMIUM:           $1,133.96

                               FOR DELIVERY IN PA

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Apr 12 1999                                            Form # VM-XXX
                                                                   6.Og-03-31-99
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES